UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2024

MGP Ingredients, Inc.
(Exact name of registrant as specified in its charter)

Kansas	0-17196	45-4082531
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
Cray Business Plaza
100 Commercial Street
Box 130
Atchison, Kansas 66002
(Address of principal executive offices) (Zip Code)

(913) 367-1480
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, no par value	MGPI	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

The 2024 Annual Meeting of Stockholders (the “Annual Meeting”) of MGP Ingredients, Inc. (the “Company”) was held on May 23, 2024. At the Annual Meeting, the following matters were submitted to a vote of stockholders and the results of the vote were as follows:

1. Elected nine directors.

(i) The individuals listed below were elected by holders of the Company’s common stock to serve as Group A directors.

Director	For	Against	Abstain	Broker Non-Votes
Thomas A. Gerke	18,392,164	200,284	20,351	1,293,310
Donn Lux	18,532,978	59,724	20,097	1,293,310
Kevin S. Rauckman	18,225,465	366,985	20,349	1,293,310
Todd B. Siwak	18,406,344	186,205	20,250	1,293,310

(ii) The individuals listed below were elected by holders of the Company’s preferred stock to serve as Group B directors.

Director	For	Withheld	Broker Non-Votes
David S. Bratcher	315	0	0
Neha J. Clark	315	0	0
Preet H. Michelson	315	0	0
Lori L.S. Mingus	297	18	0
Karen L. Seaberg	315	0	0

2. The Company’s stockholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for 2024.

Class	For	Against	Abstain	Broker Non-Votes
Common Stock	19,622,320	264,962	18,827	0
Preferred Stock	315	0	0	0

3. The Company’s stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers.

Class	For	Against	Abstain	Broker Non-Votes
Common Stock	18,166,696	404,789	41,314	1,293,310
Preferred Stock	297	18	0	0

4. The Company’s stockholders approved the MGP Ingredients, Inc. 2024 Equity Incentive Plan.

Class	For	Against	Abstain	Broker Non-Votes
Common Stock	17,752,564	835,243	24,992	1,293,310
Preferred Stock	297	18	0	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        MGP INGREDIENTS, INC.

Date: May 28, 2024	By:	/s/ Brandon M. Gall
Brandon M. Gall, Vice President, Finance and Chief Financial Officer